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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 18, 2001

                          CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                            5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

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ITEM 5.  OTHER EVENTS

     On September 18, 2001, Consolidated Graphics, Inc. (the "Company") announced the signing of a letter of intent to acquire American
Lithographers, Inc. of California. A copy of the press release is attached hereto as Exhibit 99.1.

     The attached press release may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

     (A)  EXHIBIT

     The following exhibit is filed herewith:

          99.1 Press release of the Company dated September 18, 2001, related to the announcement of the signing of a letter of intent to acquire American Lithographers, Inc. of California.



                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)


                                              By:  /s/   Wayne M. Rose
                                                  --------------------------
                                                         WAYNE M. ROSE
                                                     EXECUTIVE VICE PRESIDENT,
                                                     CHIEF FINANCIAL OFFICER
                                                          AND SECRETARY


Date:  September 18, 2001

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